SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 31, 1997



                          Spanlink Communications, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or other jurisdiction of incorporation)



                0-28138                                41-1618845
        (Commission File Number)           (IRS Employer Identification No.)


                             7125 Northland Terrace
                              Minneapolis, MN 55428
                    (Address of principal executive offices)

                                 (612) 971-2000
              (Registrant's telephone number, including area code)


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ITEM 2.      ACQUISITION OR DISPOSITION OF ASSETS

         On December 31, 1997, the Company purchased the FastCall product line from Aurora Systems, Inc., a subsidiary of Comdial Corporation. The purchase includes intellectual property and intangible assets related to the FastCall product line. FastCall is a computer-telephony integration software package which streamlines the handling of incoming and outbound calls through the use of capabilities like screen pops, voice and data transfers and automated dialing. FastCall can be integrated with most major telephone systems.

         The purchase price will be paid from royalties on future sales of the FastCall product. Royalties will be paid by the Company on future sales of FastCall as follows:

         From purchase date through December 31, 2000       25% of sales
         From January 1, 2001 through December 31, 2002     15% of sales

         A minimum royalty of $600,000 will be paid by the Company. The maximum royalty to be paid is $1,100,000. The Company prepaid $100,000 of future royalties at the time of closing.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Spanlink Communications, Inc.



January 15, 1998                     By  /s/ Timothy E. Briggs
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                                             Timothy E. Briggs
                                             Vice President of Finance
                                             and Chief Financial Officer